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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 8, 2002

                               ISONICS CORPORATION
           (Name of small business issuer as specified in its charter)


CALIFORNIA                         001-12531                  77-0338561
----------                         ---------                  ----------
State of                           Commission File            IRS Employer
Incorporation                      Number                     Identification No.


                  5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                  --------------------------------------------
                     Address of principal executive offices

                                  303-279-7900
                               ------------------
                           Telephone number, including
                                    Area code

                                 NOT APPLICABLE
                                 --------------
           Former name or former address if changed since last report

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ITEM 5 - OTHER EVENTS

A.   AMENDMENT OF ARTICLES OF INCORPORATION

     On November 13, 2001, the shareholders of Isonics Corporation approved an amendment to Isonics' articles of incorporation to increase authorized capitalization to 40,000,000 shares of common stock and 10,000,000 shares of preferred stock.

B.   ALLIANCE WITH SILICON QUEST INTERNATIONAL, INC.

     On January 8, 2002, Isonics Corporation (Nasdaq:ISON), a leader in the development of isotopically engineered semiconductor materials and a supplier of isotopes for life sciences and health care applications, announced that it has agreed to work with a Santa Clara, California, company, Silicon Quest International, Inc. (SQI), to manufacture, market and sell silicon-on-insulator
(SOI) wafers under Isonics' brand name. SOI wafers, which have a thin layer of silicon dioxide below the surface of the single crystal silicon wafer, are used to manufacture advanced integrated circuits ("ICs" or "chips"), components for fiber-optic networks, and micro-electrical mechanical devices (MEMS). This oxide layer electrically isolates the surface layer from the bulk of the wafer, allowing an improvement in transistor speed and power efficiency as well as unique benefits in building 3-dimensional mechanical structures. Intel, AMD, and IBM have all announced their intention to produce advanced microprocessors using SOI, which is now the fastest growing segment of the $7 billion silicon wafer market.

     In the February 2001 issue of Solid State Technology magazine, Gartner Dataquest projected SOI wafer demand as growing at a 48% compound annual growth rate, reaching $1.068 billion in 2005. Isonics, a world leader in isotopically engineered materials and is commercializing isotopically pure silicon- 28 wafers for the semiconductor industry, believes that SOI wafers manufactured from it's high thermal conductivity silicon-28 will be desirable in a large number of product applications in addition to microprocessors. The oxide layer which provides electrical insulation also provides thermal insulation. Isonics believes performance of SOI devices could be improved by utilization of high thermal conductivity silicon-28 in such wafers. Isonics began shipping thick-film SOI wafers to its customers in late January 2002.

     The alliance calls for SQI to manufacture SOI wafers utilizing Isonics' intellectual property and to provide marketing and sales services. Isonics will provide SQI access to certain manufacturing know-how, perform technical marketing and will utilize SQI's facilities to further develop other SOI wafer products. The partners have agreed to explore alternative structures as a means to further strengthen their relationship. "This alliance is an ideal platform from which to launch our SOI wafer business. We are able to take advantage of SQI's aggressively low manufacturing cost structure and their experienced sales and marketing organization," said James E. Alexander, Isonics Chairman and CEO. "This eliminates Isonics' need to invest in capital equipment and to hire a dedicated sales force. SQI's `can do' attitude will allow us to quickly become a serious competitor in the SOI wafer market," he added.

     "This alliance allows Silicon Quest to use it's facilities for higher value products, enhancing our profitability," added Richard E. Mee, President of Silicon Quest International, Inc. "We have established a fast track program and are working with Isonics to ship the first commercial SOI wafer before the end of this month. Our initial products will be focused on natural silicon 100mm and 150mm wafers for MEMS and IC applications, and we plan to extend the range to 200mm," he concluded.
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     As consideration to SQI for entering into this alliance, Isonics issued SQI a 3-year warrant (not exercisable for the first 12 months) to acquire 100,000 shares of Isonics common stock for an exercise price of $ 1.50.

     ABOUT ISONICS. Founded in 1992, Isonics is a specialty chemical and advanced materials company that develops, commercializes and markets materials which have been sub-atomically engineered to enhance performance. These ultra-pure materials have commercial applications in several areas, including semiconductor devices, medical diagnostics, imaging and therapy, drug development and energy production. In addition to SOI wafers and Silicon-28, Isonics also markets and sells stable isotopes for the health care industry such as carbon-13 for diagnostic breath tests and drug design, and oxygen-18 for positron emission tomography (PET) imaging. Stable isotopes can be thought of as ultra pure materials. For additional information visit http://www.isonics.com.

     ABOUT SILICON QUEST INTERNATIONAL. SQI, a $15 million, profitable silicon wafer organization with two in-house manufacturing facilities, maintains offices and a primary manufacturing plant in Santa Clara, California, and a second manufacturing facility in Sparks, Nevada. SQI has fully equipped state-of-the-art clean rooms with high quality facilities for silicon wafer lapping, polishing, cleaning, and oxidation -- essential functions for making SOI wafers. Further information may be found at http://www.siliconquest.com.

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein, and which may result in the parties being unable or unwilling to complete the transaction described herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 2001 as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

C.   ITEM 701 DISCLOSURE - RECENT SALES OF UNREGISTERED SECURITIES

1.   INVESTOR RELATIONS SERVICES

     Effective December 18, 2001, we paid 500,000 shares of our restricted common stock as consideration for investor relations services to be provided by Investor Relations Services, Inc.(Investor Relations Services), New Smyrna Beach, Florida. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was completed effective December 18, 2001. We issued 500,000 shares of our restricted common stock to Investor Relations Services.
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     (b)  The transaction occurred without the use of any underwriters or finders. The only person who received securities from us in this transaction was Investor Relations Services.

     (c) The restricted common stock was not sold for cash. As described above, we issued the common stock in consideration for investor relations services being provided by Investor Relations Services through December 31, 2002.

     (d) We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than two months. We provided Investor Relations Services with disclosure of all aspects of our business, including providing Investor Relations Services and its management with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the management and the board of directors of Investor Relations Services obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement.

     (e) There are no conversion rights or exchange rights associated with the common stock.

     (f) We have not received any proceeds from the issuance of the restricted common stock to Investor Relations Services and, therefore, we have no use of proceeds.

2.   SILICON EVOLUTION, INC.

     Effective November 13, 2001, we issued 500,000 shares of our restricted common stock to Silicon Evolution, Inc. (SEI) in conversion of 500,000 shares of our Series B Convertible Preferred Stock (the "Series B Stock") previously issued to SEI as reported in our Form 8-K reporting an event of September 14, 2001. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was completed effective November 13, 2001. We issued 500,000 shares of our restricted common stock to SEI.

     (b) The transaction occurred without the use of any underwriters or finders. The only person who received securities from us in this transaction was SEI.

     (c) The restricted common stock was not sold for cash. As described above, we issued the common stock in conversion of the Series B Stock.

     (d) We relied on the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933 for this transaction. Furthermore, inasmuch as the conversion occurred automatically, with no discretion on the part of SEI, the transaction did not constitute a "sale" of securities as the term "sale" is defined in Section 2(a)(3) of the 1933 Act. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than two months. We had previously provided SEI with disclosure of all aspects of our business, including providing SEI and its management with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the management and the board of directors of SEI obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement.
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     (e)  There are no conversion rights or exchange rights associated with the common stock.

     (f) We have not received any proceeds from the issuance of the restricted common stock to SEI and, therefore, we have no use of proceeds.

3.   SILICON QUEST INTERNATIONAL, INC.

     Effective December 19, 2001, we issued warrants to purchase 100,000 shares of our restricted common stock as consideration for SQI entering into an alliance with Isonics for the manufacturing, marketing and sales of SOI wafers with SQI. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was effective December 19, 2001. Isonics issued 100,000 common stock purchase warrants.

     (b) No underwriters were involved in the transaction. The only person who received securities from us in this transaction was SQI.

     (c) The securities were not sold for cash. The securities were issued to SQI as consideration for SQI entering into a letter of intent with Isonics to form an alliance for the manufacturing, marketing and sales of SOI wafers.

     (d) The issuance of the warrants was accomplished pursuant to the exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than six weeks. We provided SQI with disclosure of all aspects of our business, including providing SQI and its management with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the management and the board of directors of SQI obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement.

     (e) There are no conversion rights or exchange rights associated with the warrants. The warrants are exercisable one year after the issuance date to purchase shares of common stock of Isonics until December 19, 2004 at $1.50 per share.

     (f) Isonics received no proceeds from the issuance of these warrants and, therefore, we have no use of proceeds.

4.   BREAN MURRAY & CO.

     Effective December 11, 2001, we issued warrants to purchase 100,000 shares of our restricted common stock as consideration for Brean Murray & Co. entering into an agreement
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with Isonics for investment banking and strategic advisory services. We cancelled this agreement (including the 100,000 common stock purchase warrants) in late January 2002. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was effective December 11, 2001. Isonics issued and subsequently cancelled 100,000 common stock purchase warrants.

     (b) No underwriters were involved in the transaction. The only person who received securities from us in this transaction was Brean Murray.

     (c) The securities were not sold for cash. The securities were issued to Brean Murray as partial consideration for Brean Murray entering into an agreement to provide investment banking and strategic advisory services to Isonics.

     (d) The issuance of the warrants was accomplished pursuant to the exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than six weeks. We provided Brean Murray with disclosure of all aspects of our business, including providing Brean Murray and its management with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the management and the board of directors of Brean Murray obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement.

     (e) There are no conversion rights or exchange rights associated with the warrants except for the "cashless exercise" provision described below. The warrants are exercisable to purchase shares of common stock of Isonics until December 2006 at $1.50 per share. The warrant agreement does provide for a "cashless exercise" of the warrants and, therefore, Isonics may not receive cash proceeds should the holder exercise the warrants pursuant to this cashless exercise provision. The warrants were subsequently cancelled in January 2002.

     (f) Isonics received no proceeds from the issuance of these warrants and, therefore, we have no use of proceeds.

5.   WELLS INVESTMENT GROUP

     Effective October 15, 2001, we issued warrants to purchase 50,000 shares of our restricted common stock as consideration for Wells Investment Group entering into a consulting agreement with Isonics to perform certain due diligence and other services in connection with possible third party investment. Wells Investment Group is owned and controlled by Larry G. Wells, a director of Isonics. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was effective October 15, 2001. Isonics issued 50,000 common stock purchase warrants.

     (b) No underwriters were involved in the transaction. The only person who received securities from us in this transaction was Wells Investment Group.
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     (c)  The securities were not sold for cash. The securities were issued to
          Wells Investment Group as partial consideration for Wells Investment Group entering into a consulting agreement with Isonics to perform certain due diligence and other services in connection with possible third party investment.

     (d) The issuance of the warrants was accomplished pursuant to the exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than six weeks. We provided Wells Investment Group with disclosure of all aspects of our business, including providing Wells Investment Group and its management with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the management and the board of directors of Wells Investment Group obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement. In addition, Wells Investment Group is controlled by Larry G. Wells, a director of Isonics.

     (e) There are no conversion rights or exchange rights associated with the warrants except for the "cashless exercise" provision described below. The warrants are exercisable to purchase shares of common stock of Isonics until October 15, 2005 at $1.50 per share. The warrant agreement does provide for a "cashless exercise" of the warrants and, therefore, Isonics may not receive cash proceeds should the holder exercise the warrants pursuant to this cashless exercise provision.

     (f) Isonics received no proceeds from the issuance of these warrants and, therefore, we have no use of proceeds.

6.   ISSUANCE IN EXCHANGE FOR PATENT RIGHTS

     During January and February 2001, we paid 75,000 shares of our restricted common stock as consideration for patent rights from three non-U.S. persons. The following sets forth the information required by Item 701 in connection with that transaction:

     (a) The transaction was completed during January and February 2001. We issued 75,000 shares of our restricted common stock to three persons who are not citizens or residents of the United States.

     (b) The transaction occurred without the use of any underwriters or finders. The only person who received securities from us in this transaction were the three non-U.S. persons.

     (c) The restricted common stock was not sold for cash. As described above, we issued the common stock in consideration for certain patent rights for processes for the recovery and recycling of zinc. The patent rights were valued at $131,000.
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     (d)  We relied on the exemption from registration provided by Sections 4(2)
          under the Securities Act of 1933 for this transaction, as well as Regulation S for offshore transactions. We did not engage in any public advertising or general solicitation in connection with this transaction that was in negotiation for more than six months with each of the three non-U.S. persons. We provided each of the vendors of the patent rights with disclosure of all aspects of our business, including providing them with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the vendors of the patent rights obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities in exchange for the license agreement.

     (e) There are no conversion rights or exchange rights associated with the common stock.

     (f) We did not receive any proceeds from the issuance of the restricted common stock to the vendors and, therefore, we have no use of proceeds.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  PRO FORMA financial information.

     Not applicable.

(c)  Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

     1.   Consulting Agreement dated October 15, 2001, with Wells Investment
          Group.

     2. Certificate of Amendment to the Articles of Incorporation of Isonics Corporation, filed with the California Secretary of State on November 13, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of January 2002.


                                       ISONICS CORPORATION

                                       By: /s/ James E. Alexander
                                           --------------------------------
                                           James E. Alexander
                                           President and Chief Executive Officer